H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------



                             [GRAPHIC OF CADUCEOUS]




                                 Annual Report
                           1       9       9       7

    To our Shareholders:


                                              [PHOTO OF ALAN G. CARR, PRESIDENT]


     At fiscal year-end on September 30, 1997, the net asset value of your Fund was $23.11 per share. Performance data for the fiscal year, the first nine months of the calendar year and the quarter ended September 30 compared to the Dow Jones Industrial Average and the NASDAQ index of stocks traded in the over-the-counter market is as follows:


             NAV        DJIA         NASDAQ Industrials
            --------   -----------   -------------------
FY          +20.8%        +35.1%            +24.1%
CYTD        +25.4%        +23.2%            +23.9%
Quarter     +20.4%         +3.6%            +16.3%

     The most recent quarter produced significantly better net asset value performance, in both absolute and relative terms, as compared to the prior several months. There appear to have been several factors resulting in this improvement. Investors seem to have realized that both the relative values in this sector have lagged the general market and the likelihood of further interest rate increases has diminished. Historically, emerging growth company stocks, especially those in the healthcare sectors, have tended to outperform the market in periods where investor expectations were for stable to declining interest rates, usually reflective of reduced fears of inflation for the general economy.
     Also, earlier in the year there were a series of temporarily discouraging fundamental news items in the industry, particularly in the biotech sector where there were a few instances of products which had disappointing later stage clinical trial results or unexpected setbacks in the FDA approval process. In contrast, in the most recent quarter the news was generally better and, importantly, greeted favorably by investors.
     These are trends that we believe are likely to continue. In the general economy, productivity seems to be sustaining moderate growth in a non-inflationary environment. Investment spending over the last several years appears to have created both capacity that can satisfy additional consumer demand and a competitive environ-ment that limits the ability to raise endproduct prices in most sectors of the economy, thereby reducing inflationary pressures.
     In the healthcare industries, new and useful technology continues to make progress through the regulatory system and we believe that the outlook is bright. In the biotechnology sector, for example, the industry's product pipeline is sufficiently robust that it is not unreasonable to expect that, over the next year or two, the number of products on the market with both therapeutic and economic importance could double.
     Additionally, we are encouraged by favorable trends at the FDA and we believe that these will be reinforced with the passage of FDA reform legislation now working its way through the Congress.
     While increases in unit prices of existing pharmaceutical products have been quite restrained, overall consumer spending for drugs has been rising.
This is being driven both by the introduction of innovative new products of high therapeutic value and the continued aging of the population, which increases the numbers of people in the higher medical care consuming group. We believe these trends will continue.
     Consolidation in the industry continues. Two of the Fund's portfolio companies have recently announced their sale to larger companies at premiums to their market values.
     We continue to see exciting new companies for potential addition to the venture portfolio. In the most recent quarter, we made a follow-on investment in HealthTech Services and a private placement in a public biotherapeutics company, Interferon Sciences.
     Overall, we are encouraged by recent trends and optimistic that the improvement in recent absolute and relative performance of your Fund may continue.



                                                          /s/ Alan G. Carr


                                                          Alan G. Carr
                                                          President


                           Capital Gains Declaration

     We hereby designate that the entire amount of the stock distribution declared on November 11, 1997 with respect to our fiscal year ended September 30, 1997, constituted a capital gain dividend for Federal income tax purposes, amounting to $1.07 per share.

                             ANNUAL MEETING REPORT


     As now required by Rule 30d-1 under the Investment Company Act of 1940, as amended, below is a summary of the results of the Annual Meeting of Shareholders of H&Q Healthcare Investors. The Annual Meeting was held on Wednesday, May 22, 1997, at 9:00 A.M. There were present in person or by proxy 7,196,536.7161 shares of beneficial interest, or 80.05% of the 8,990,179 shares eligible to vote on the record date.
     The first item of business was the election of Trustees of the Fund to serve until the year 2000 Annual Meeting of Shareholders. The nominees elected to serve until the year 2000 Annual Meeting were Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. A total of 6,982,488.8020 shares voted for the election of Mr. Lewin and 214,047.9141 shares abstained; 6,977,481.8020 shares voted for the election of Dr. Reinhardt and 219,054.9141 shares abstained. The Trustees serving until the 1998 Annual Meeting are William R. Hambrecht, Robert P. Mack, M.D. and Eric Oddleifson. The Trustees serving until the 1999 Annual Meeting are Alan G. Carr and Henri A. Termeer. The next item of business was the ratification of the selection of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1997. The selection of Arthur Andersen LLP was ratified by a vote of 7,109,366.3729 shares for selection, 37,880.5299 shares against selection and 49,289.8133 shares abstained.



                            H&Q HEALTHCARE INVESTORS
      ------------------------------------------------------------------
                                   PORTFOLIO

                           As of September 30, 1997



[DESCRIPTION OF BAR CHART]


0.17     3.87    AGRI/ENVIRONMENTAL
6.10    33.61    BIOTECHNOLOGY
0.36     6.26    CROs
0.61     8.22    DIAGNOSTICS
0        5.28    MANAGED CARE
1.69     6.67    MEDICAL SUPPLIES
4.71    10.67    MEDICAL SPECIALTY
1.47    18.80    PHARMACEUTICALS
0        6.61    LIQUID ASSETS

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                                LARGEST HOLDINGS

                           As of September 30, 1997




                               % OF NET ASSETS
                               ----------------
   Vivus                            8.09%
   Transkaryotic Therapies          6.61%
   Quintiles Transnational          4.41%
   Catalytica                       3.45%
   Martek Biosciences               3.29%
   Gilead Sciences                  2.84%
   Genzyme                          2.76%
   Cytyc                            2.63%
   Sepracor                         2.59%
   INCYTE Pharmaceuticals           2.54%


                            H&Q HEALTHCARE INVESTORS
         -------------------------------------------------------------
                      SIGNIFICANT PORTFOLIO TRANSACTIONS


                       Quarter Ended September 30, 1997



                                              Units Held     Units Held
PURCHASES                                       6/30/97        9/30/97
-------------------------------------------   ------------   -----------
Biovail                                               0        90,000
Cor Therapeutics                                148,700       177,700
Cubist Pharmaceuticals                          430,095       528,055
HealthTech Services (Restricted) Series B             0       494,505
Interferon Sciences                                   0       171,429
SALES
-----------------------------------------
Biomatrix                                       129,420        74,420
Genta                                            49,411             0
INCYTE Pharmaceuticals                           70,755        60,755
NABI                                            207,059             0
SEQUUS Pharmaceuticals                          180,648             0

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of H&Q Healthcare Investors:

     We have audited the accompanying balance sheet of H&Q Healthcare Investors (a Massachusetts business trust), including the Schedule of Investments as of September 30, 1997, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     As discussed in Note 6, the financial statements include investment securities valued at $28,679,363 (13.8% of net assets) whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the Board of Trustees' determination of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Healthcare Investors as of September 30, 1997, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.


Boston, Massachusetts             Arthur Andersen LLP
October 31, 1997

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997


             CONVERTIBLE SECURITIES - 10.6% of Net Assets
   SHARES    Convertible Preferred - 10.4%                             VALUE
------------                                                       -----------
              Agricultural/Environmental Technologies - 0.2%
   222,222    EPR (Restricted) Series A*                           $   333,333
              Biotechnology - 3.7%
 1,100,000    Exelixis Pharmaceuticals (Restricted) Series B*        2,200,000
   150,000    Exelixis Pharmaceuticals (Restricted) Series C*          300,000
   923,077    LJL Biosystems (Restricted) Series A*                  1,200,000
    27,500    Terrapin Technologies (Restricted) Series G*           1,375,000
    36,092    Therion Biologics (Restricted) Sinking Fund*               1,083
   270,270    Tularik (Restricted) Series C*                         2,702,700
              Contract Research Organizations - 0.7%
    99,955    IBAH Series A*                                         1,424,359
              Diagnostics - 0.5%
   160,000    Masimo (Restricted) Series D*                          1,120,000
              Medical Supplies - 1.6%
   400,000    InterVentional Technologies (Restricted) Series E*     1,000,000
    87,500    InterVentional Technologies (Restricted) Series F*       875,000
    15,000    InterVentional Technologies (Restricted) Series G*       150,000
   343,750    LocalMed (Restricted) Series D*                        1,375,000
              Medical Specialty - 3.7%
   636,364    AbTox (Restricted) Series F*                           1,400,001
    80,201    Dyax (Restricted) Class A Series 1*                      251,029
    55,000    Dyax (Restricted) Class A Series 3*                      172,150
   157,765    Dyax (Restricted) Class A Series 4*                      493,804
   308,707    Focal (Restricted) Series D*                             537,150
   116,106    Focal (Restricted) Series E*                             202,024
 1,330,645    HealthTech Services (Restricted) Series A*             2,421,774
   494,505    HealthTech Services (Restricted) Series B*               899,999
   255,319    Vectis (Restricted) Series B*                          1,199,999
                                                                   -----------
                                                                   $21,634,405
                                                                   -----------
 PRINCIPAL
   AMOUNT    Convertible Bonds and Notes - 0.2%
------------
              Biotechnology - 0.2%
$  440,718    Therion Biologics (Restricted), 6.25%
              Secured Notes due 1999                               $   440,718
                                                                   -----------
                                                                   $   440,718
                                                                   -----------
             TOTAL CONVERTIBLE SECURITIES
              (Cost $18,917,426)                                   $22,075,123
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (continued)


  SHARES                                                           VALUE
-----------                                                     ------------
            COMMON STOCKS - 83.0%
            Agricultural/Environmental Technology - 3.6%
  517,500    Catalytica*                                         $5,757,188
  172,500    Catalytica Warrants*                                 1,175,156
   94,697    Molten Metal Technology*                               520,834
                                                                ------------
                                                                $ 7,453,178
                                                                ------------
            Biotechnology - 31.4%
             Biopharmaceuticals - 27.0%
  210,600    Ariad Pharmaceuticals*                             $ 1,237,275
  381,773    BioTransplant*                                       2,147,473
   48,125    BioTransplant (Restricted)*                            203,088
    2,760    BioTransplant (Restricted) Warrants*                     2,705
    6,300    BioTransplant (Restricted) Warrants*                     6,174
    1,150    BioTransplant (Restricted) Warrants*                     3,853
   57,142    Cell Therapeutics*                                     849,987
  177,700    Cor Therapeutics*                                    2,954,263
  160,000    Cortex Pharmaceuticals*                                477,500
  528,055    Cubist Pharmaceuticals*                              3,102,323
  147,750    CV Therapeutics*                                     1,403,625
   53,125    CV Therapeutics (Restricted)*                          353,281
  200,000    Genzyme*                                             5,950,000
    6,000    Genzyme Tissue Repair*                                  58,500
  206,659    Gilead Sciences*                                     9,170,493
  205,000    ImmuLogic Pharmaceutical*                              679,063
  171,429    Interferon Sciences*                                 1,478,575
  136,000    MedImmune*                                           4,998,000
   60,000    Neurogen*                                            1,620,000
  400,000    Oxford GlycoSystems Group (Restricted)*                320,000
   13,867    Pharming B.V. (Restricted)*                          1,105,297
  515,832    Ribi ImmunoChem Research*                            2,192,286
   74,096    SEQUUS Pharmaceuticals (Restricted) Warrants*           88,915
  112,500    Somatogen*                                             780,469
  125,000    Synaptic Pharmaceutical*                             1,687,500
  226,760    Therion Biologics (Restricted)*                          4,535
  330,741    Transkaryotic Therapies*                            12,981,584
   16,071    Transkaryotic Therapies (Restricted) Warrants*         303,420
             Genomics/Drug Discovery - 4.4%
   93,000    Human Genome Sciences*                               4,010,625
   60,755    INCYTE Pharmaceuticals*                              5,103,420
   14,120    Dyax (Restricted)*                                      44,196
    2,528    Dyax (Restricted) Warrants*                                 25
                                                                ------------
                                                                $65,318,450
                                                                ------------


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (continued)


  SHARES                                                 VALUE
-----------                                           -------------
            Contract Research Organizations - 5.4%
  330,386    IBAH*                                    $ 1,569,334
  299,865    IBAH (Restricted) Warrants*                  725,673
  105,200    Quintiles Transnational*                   8,863,100
                                                      ------------
                                                      $11,158,107
                                                      ------------
            Diagnostics - 7.8%
  289,099    Biofield*                                $ 1,373,220
   22,467    Biofield (Restricted) Warrants*                  225
   14,978    Biofield (Restricted) Warrants*                  150
  340,400    Calypte Biomedical*                        2,340,250
   20,000    Calypte Biomedical (Restricted)*              98,000
  211,304    Cytyc*                                     5,282,600
  152,000    IDEXX Laboratories*                        2,546,000
  153,333    Integ*                                       881,665
  153,846    NeoPath*                                   2,999,997
  137,000    Voxel*                                       710,688
                                                      ------------
                                                      $16,232,795
                                                      ------------
            Managed Care - 5.1%
   75,500    HPR*                                     $ 1,651,563
  216,000    Orthodontic Centers of America*            4,320,000
  112,500    Vencor*                                    4,640,625
                                                      ------------
                                                      $10,612,188
                                                      ------------
            Medical Supplies - 4.8%
  151,468    EndoVascular Technologies*               $ 2,593,890
  155,750    Exogen*                                      720,344
  114,286    Heartstream*                               1,142,860
  137,457    KeraVision*                                1,151,202
  335,449    Landec*                                    1,803,038
  118,000    Perclose*                                  2,596,000
                                                      ------------
                                                      $10,007,334
                                                      ------------
            Medical Specialty - 6.7%
1,200,500    Bioject Medical Technologies*            $ 1,200,500
   74,420    Biomatrix*                                 2,641,910
  180,000    Interpore*                                 1,563,750
  441,409    Martek Biosciences*                        6,621,135
  810,811    Reprogenesis (Restricted)*                 1,800,000
                                                      ------------
                                                      $13,827,295
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (continued)


 SHARES                                                      VALUE
----------                                                -------------
           Pharmaceuticals/Drug Delivery - 18.2%
  90,000    Biovail*                                      $  2,615,625
  50,000    Dura Pharmaceuticals*                            2,181,250
  45,833    Dura Pharmaceuticals (Restricted) Series S
             Warrants*                                       1,594,072
  75,000    Elan Pharmaceuticals*                            3,754,688
 339,000    Fuisz Technologies*                              4,788,375
 158,569    Sepracor*                                        5,212,956
  45,833    Spiros Development (Restricted)*                 1,374,990
 433,334    Vivus*                                          16,250,025
                                                          -------------
                                                          $ 37,771,981
                                                          -------------
           TOTAL COMMON STOCKS
            (Cost $99,803,436)                            $172,381,328
                                                          -------------
           TOTAL INVESTMENTS IN SECURITIES
            (Cost $118,720,862)                           $194,456,451
                                                          =============


 PRINCIPAL
   AMOUNT    TEMPORARY CASH INVESTMENTS - 6.5%                     VALUE
-----------                                                    ------------
$6,000,000    Ford Motor Credit Corp., 6.15%, due 10/1/97      $ 6,000,000
 1,100,000    Ford Motor Credit Corp., 5.52%, due 10/14/97       1,097,807
 4,100,000    General Motors Acceptance Corp., 5.54%,
               due 10/3/97                                       4,098,738
 2,300,000    General Motors Acceptance Corp., 5.58%,
               due 10/10/97                                      2,296,792
                                                               ------------
             TOTAL TEMPORARY CASH INVESTMENTS                  $13,493,337
                                                               ============

------------------
 * Non income-producing security (see Notes 1 and 6).

   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                                 BALANCE SHEET
                               SEPTEMBER 30, 1997


ASSETS:
 Investments in securities, at value (identified cost
    $118,720,862; see Schedule of Investments)
    (Notes 1, 3 and 6)                                    $194,456,451
 Temporary cash investments, at amortized cost
    which approximates value (see Schedule of
    Investments) (Note 1)                                   13,493,337
                                                          -------------
    Total investments                                     $207,949,788
 Cash                                                           47,429
 Prepaid expenses and other assets                              25,930
                                                          -------------
     Total assets                                         $208,023,147
                                                          -------------
LIABILITIES:
 Accrued advisory fees (Note 4)                           $    228,778
 Other accrued expenses                                         65,703
                                                          -------------
     Total liabilities                                    $    294,481
                                                          -------------
NET ASSETS:
 Shares of beneficial interest, par value $.01 per
    share, unlimited number of shares authorized,
    amount paid in on 8,990,179 shares issued and
    outstanding (Note 1)                                  $122,931,698
 Accumulated net realized gain on investments                9,061,379
 Net unrealized gain on investments (Note 3)                75,735,589
                                                          -------------
     Total net assets (equivalent to $23.11 per
           share based on 8,990,179 shares
           outstanding)                                   $207,728,666
                                                          =============



   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997


INVESTMENT INCOME (Note 1):
 Interest                                      $  674,621
                                               -----------
   Total investment income                                     $   674,621
EXPENSES:
 Advisory fees (Note 4)                        $2,061,573
 Shareholder reporting                             79,631
 Custodian fees                                    60,733
 Accounting and auditing fees                      47,108
 Trustees' fees and expenses                       45,830
 Insurance expense                                 25,278
 Legal fees                                        25,178
 Transfer agent fees                               19,233
 Other                                             41,088
                                               -----------
   Total expenses                                                2,405,652
                                                               ------------
     Net investment (loss)                                    ($ 1,731,031)
                                                               ------------
NET REALIZED AND UNREALIZED GAINS ON
INVESTMENTS:
 Net realized gain on investments (Note 1)                     $ 9,234,460
 Net increase in unrealized gain on
    investments                                                 25,663,757
                                                               ------------
     Net gain on investments                                   $34,898,217
                                                               ------------
       Net increase in net assets
         resulting from operations                             $33,167,186
                                                               ============



   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                            STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
 Interest received                                           $674,621
 Operating expenses paid                                   (2,348,532)
                                                        -------------
   Net cash used for operating activities                 ($1,673,911)
                                                        -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Sales and maturities of portfolio securities            $401,407,685
 Purchases of portfolio securities                       (426,996,369)
                                                        -------------
   Net cash used for investing activities                ($25,588,684)
                                                        -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net proceeds from sale of common stock through
   rights offering                                        $41,783,825
 Cash distributions paid, net                             (14,774,850)
                                                        -------------
   Net cash provided by financing activities              $27,008,975
                                                        -------------
NET (DECREASE) IN CASH                                      ($253,620)
CASH AT BEGINNING OF YEAR                                     301,049
                                                        -------------
CASH AT END OF YEAR                                           $47,429
                                                        =============
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH USED
FOR OPERATING ACTIVITIES:
 Net increase in net assets resulting from operations     $33,167,186
 Net realized (gain) on investments                        (9,234,460)
 Net (increase) in unrealized gain on investments         (25,663,757)
 Increase in accrued advisory fees and accrued other
   expenses                                                    63,596
 (Increase) in prepaid expenses and other assets               (6,476)
                                                        -------------
   Net cash used for operating activities                 ($1,673,911)
                                                        =============


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                 For the years ended
                                           September 30,      September 30,
                                               1997               1996
                                          ----------------   ---------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS:
 Net investment (loss)                    ($1,731,031)     ($2,021,797)
 Net realized gain on investments           9,234,460       26,774,551
 Net increase in unrealized gain on
  investments                              25,663,757        5,212,708
                                        -------------    -------------
   Net increase in net assets
      resulting from operations           $33,167,186      $29,965,462
                                        -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net realized long-term capital gains    ($25,723,928)     ($6,769,939)
                                        -------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of common
  stock issued in March 1997 rights
  offering (Note 5)                       $41,783,825             --
 Value of shares issued in
  reinvestment of distributions            10,949,078        3,284,307
                                        -------------    -------------
   Net increase in net assets
   resulting from capital share
   transactions                           $52,732,903       $3,284,307
                                        -------------    -------------
    Net increase in net assets            $60,176,161      $26,479,830
NET ASSETS:
 Beginning of year                        147,552,505      121,072,675
                                        -------------    -------------
 End of year                             $207,728,666     $147,552,505
                                        =============    =============


   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
(Selected data for each share of beneficial interest outstanding throughout the period indicated)


                                                          For the years ended September 30,
                                  -----------------------------------------------------------------------------
                                        1997             1996             1995            1994          1993
                                        ----             ----             ----            ----          ----
Net asset value per share:
 Beginning of period                   $25.754          $21.818          $16.609         $17.604        $17.340
                                  ------------     ------------     ------------     -----------    -----------
Net investment (loss)                  ($0.224)#        ($0.331)         ($0.228)        ($0.199)       ($0.190)
Net realized and unrealized
  gain (loss) on investments            4.524#            5.487            5.437          (0.230)         0.970
Federal income taxes on
  retained long-term capital
  gains                                   --               --               --            (0.566)        (0.516)
                                  ------------     ------------     ------------     -----------    -----------
Total increase (decrease)
  from investment operations            $4.300           $5.156           $5.209         ($0.995)        $0.264
                                  ------------     ------------     ------------     -----------    -----------
Dilutive effect of sale of
  common stock and related
  expenses from rights offering         (2.458)            --               --              --             --
Long-term capital gains
  distribution to shareholders         ($4.490)         ($1.220)            --              --             --
                                  ------------     ------------     ------------     -----------    -----------
Net asset value per share:
  End of period                        $23.106          $25.754          $21.818         $16.609        $17.604
                                  ============     ============     ============     ===========    ===========
Per share market value:
  End of period                        $19.000          $20.875          $18.250         $15.125        $18.375
Total investment return                 14.01%           22.03%           20.66%         (17.69%)        (5.16%)
Net assets:
 End of period                    $207,728,666     $147,552,505     $121,072,675     $92,169,061    $97,690,739
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses
  to average net assets                  1.57%            1.62%            1.76%           1.74%          1.84%
Ratio of net investment (loss)
  to average net assets                 (1.13%)          (1.44%)          (1.31%)         (1.13%)        (1.06%)
Portfolio turnover rate                 17.47%           22.41%           22.81%          28.10%         28.36%
Average commission rate paid
  per listed share purchased             $0.06            $0.07            $0.06           $0.06          $0.07
Number of shares outstanding
  at end of period                   8,990,179        5,729,160        5,549,198       5,549,198      5,549,198

# Calculation is based on the weighted average shares outstanding during the indicated period.

   The accompanying notes are an integral part of these financial statements.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

(1) Organization
        H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.
        The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.


    Investment Securities
        Transactions related to the investments of the Fund are recorded on the date the securities are purchased or sold. Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 6, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund. Temporary cash investments with maturities of 60 days or less are valued at amortized cost.
        Gains and losses from sales of investments are recorded using the "identified cost" method for both financial reporting and Federal income tax purposes. Investment income and expenses are recorded on the accrual basis.


    Federal Income Taxes
        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income tax provision is required.


    Distributions
        The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences by reclassifying such differences against capital, in the amount of $1,731,031 for the year ended September 30, 1997. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain and is designed to present the Fund's capital accounts on a tax basis.


    Dividend Reinvestment Plan
        Under the Dividend Reinvestment Plan, net realized capital gains will automatically be paid in additional shares of the Fund, unless the Plan Agent (State Street Bank and Trust Company) is otherwise instructed by the shareholder. It is expected that dividends, if any, will be declared after fiscal year-end and will be payable for that year before the end of January.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)

        A description of the automatic Dividend Reinvestment Plan may be obtained by calling State Street Bank. Shareholders may request to be paid in cash instead of shares by contacting the bank, brokerage or nominee who holds the shares if the shares are held in "street name" or by filling out an Authorization Card obtained by calling State Street Bank if the shares are in registered form.

(2) Purchases and Sales of Investment Securities
        The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the period from October 1, 1996 through September 30, 1997 totaled $47,492,675 and $25,500,278, respectively.

(3) Tax Basis of Securities
        At September 30, 1997, the total cost of securities for Federal income tax purposes was $118,720,862. The aggregate gross unrealized gain on securities in which there was an excess of market value over cost was $89,443,656. The aggregate gross unrealized loss on securities in which there was an excess of cost over market value was $13,708,067. The net unrealized gain on securities held by the Fund was $75,735,589.

(4) Advisory Agreement
        The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management Incorporated (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities and (ii) 1% of the average net assets for the month of all other assets. The aggregate fee may not exceed a rate when annualized of 1.375%. The Adviser is a wholly owned subsidiary of Hambrecht & Quist Group. Certain officers and trustees of the Fund are also officers of the Adviser.

(5) Rights Offering
        On March 13, 1997, the Fund completed a non-transferable rights offering to its shareholders. The shareholders were able to purchase one additional share of beneficial interest for every three rights held, at a price of $16.53 per share. Rights were exercised for 2,644,170 new shares. Proceeds to the Fund amounted to $41,783,825, net of offering expenses of $1,924,305.

(6) Venture Capital and Other Restricted Securities
        The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 13.8% of the Fund's net assets at September 30, 1997.
        The value of the venture capital and other restricted securities is determined in good faith by the Board of Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 1997, as determined by the Board of Trustees of the Fund.

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


                                                               Carrying
                                Acquisition                     Value
          Security                 Date            Cost        per Unit       Value
-----------------------------   -------------   ------------   ----------   ------------
AbTox
 Series F Cvt. Pfd.                 3/7/97      $1,400,501       $ 2.200    $1,400,001
Biofield
 Common Warrants                    3/3/95               0
                                   6/29/95               0
                                   9/26/96               0
                                                -----------
                                                         0         0.010           225
 Common Warrants                    3/3/95               0
                                   6/29/95               0
                                                -----------
                                                         0         0.010           150
BioTransplant
 Common*                           1/16/96         385,385         4.220       203,088
 Common Warrants###                8/12/94               0         0.980         2,705
 Common Warrants###               10/31/94               0         0.980         6,174
 Common Warrants###                8/18/95               0         3.350         3,853
Calypte Biomedical**
 Common                            2/29/96         150,000         4.900        98,000
CV Therapeutics**
 Common                            3/29/96         425,425
                                  11/12/96          79,688
                                                -----------
                                                   505,113         6.650       353,281
Dura Pharmaceuticals###
 Series S Warrants                12/28/95               0        34.780     1,594,072
Dyax
 Common                            5/16/91       1,001,480         3.130        44,196
 Class A Series 1 Cvt. Pfd.         6/1/92         155,065
                                   9/11/92          51,712
                                  12/31/92         111,812
                                                -----------
                                                   318,589         3.130       251,029
 Class A Series 3 Cvt. Pfd.       10/26/95         110,280         3.130       172,150
 Class A Series 4 Cvt. Pfd.       10/30/96         494,063         3.130       493,804
 Common Warrants                  12/31/92             187         0.010            25
EPR
 Series A Cvt. Pfd.                 3/9/94       1,000,409         1.500       333,333
Exelixis Pharmaceuticals
 Series B Cvt. Pfd.                3/28/96       1,101,325         2.000     2,200,000
 Series C Cvt. Pfd.                3/31/97         300,720         2.000       300,000
Focal
 Series D Cvt. Pfd.                9/17/93         922,564
                                    8/5/94         220,382
                                                -----------
                                                 1,142,946         1.740       537,150
 Series E Cvt. Pfd.               10/17/95         202,466         1.740       202,024
HealthTech Services
 Series A Cvt. Pfd.                1/26/96       1,652,603         1.820     2,421,774
 Series B Cvt. Pfd.                8/21/97         899,999         1.820       899,999
IBAH#
 Common Warrants                   8/11/95         192,500         2.420       725,673
InterVentional Technologies
 Series E Cvt. Pfd.                 4/2/91         500,667         2.500     1,000,000
 Series F Cvt. Pfd.                8/21/92         700,399        10.000       875,000
 Series G Cvt. Pfd.                 3/8/95         150,431        10.000       150,000
LJL Biosystems
 Series A Cvt. Pfd.                6/17/97       1,200,000         1.300     1,200,000
LocalMed
 Series D Cvt. Pfd.                 2/9/96       1,376,745         4.000     1,375,000
Masimo
 Series D Cvt. Pfd.                8/14/96       1,120,000         7.000     1,120,000

                           H&Q HEALTHCARE INVESTORS
        ---------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


                                                                     Carrying
                                     Acquisition                      Value
             Security                   Date            Cost         per Unit        Value
----------------------------------   -------------   -------------   ----------   ------------
Oxford GlycoSystems Group
 Ordinary Shares                        5/26/93          773,830        0.800         320,000
Pharming B.V.
 Class B Shares                         8/28/95        1,057,037
                                        4/25/96           48,393
                                                     ------------
                                                       1,105,430       79.707       1,105,297
Reprogenesis
 Common (w/wts.)                        4/25/97        1,800,100        2.220       1,800,000
SEQUUS Pharmaceuticals#
 Common Warrants                        3/30/95                0        1.200          88,915
Spiros Development
 Common                                12/28/95        1,375,780       30.000       1,374,990
Terrapin Technologies
 Series G Cvt. Pfd.                     11/7/95        1,375,548       50.000       1,375,000
Therion Biologics
 Common                                 7/12/90            7,582
                                        6/30/93          502,648
                                        8/20/96              818
                                       10/16/96            3,623
                                                     ------------
                                                         514,671        0.020           4,535
 Sinking Fund Cvt. Pfd. (w/wts.)       10/17/94          251,260
                                        4/19/95           97,116
                                        7/12/95           97,063
                                       10/17/95           97,000
                                        1/25/96           89,176
                                         4/3/96           90,200
                                                     ------------
                                                         721,815        0.030           1,083
 6.25% Secured Notes due 1999           8/20/96           80,982
                                       10/16/96          358,631
                                                     ------------
                                                         439,613        1.000         440,718
Transkaryotic Therapies###
 Common Warrants                        11/5/93              245       18.880         303,420
Tularik
 Series C Cvt. Pfd.                     4/16/93        1,000,119       10.000       2,702,700
Vectis
 Series B Cvt. Pfd.                      2/5/97        1,200,089        4.700       1,199,999
                                                     ------------                 ------------
                                                     $26,214,048                  $28,679,363
                                                     ============                 ============

  * Represents 75% of equivalent current market value of the issuer's registered securities.
 ** Represents 70% of equivalent current market value of the issuer's registered securities.
  # Represents 100% of equivalent current market value of the issuer's registered securities.
### Represents 60% of equivalent current market value of the issuer's registered securities.

                            H&Q Healthcare Investors
                            50 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 574-0567

                                    Officers
                            Alan G. Carr, President
                        Kimberley L. Carroll, Treasurer
                           Kerri A. Bisner, Secretary
                     Sheldon A. Jones, Assistant Secretary

                                    Trustees
                                  Alan G. Carr
                              William R. Hambrecht
                               Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                Eric Oddleifson
                            Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               Investment Adviser
               Hambrecht & Quist Capital Management Incorporated

                          Custodian and Transfer Agent
                      State Street Bank and Trust Company

                         Independent Public Accountant
                              Arthur Andersen LLP

                                 Legal Counsel
                             Dechert Price & Rhoads
                   ----------------------------------------
         Shareholders with questions regarding share transfers may call


                                 1-800-426-5523

            Interim daily net asset value may be obtained by calling

                                 1-800-451-2597

                            For copies of the Fund's
                          Dividend Reinvestment Plan,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                           Telephone: 1-800-426-5523



                            H&Q HEALTHCARE INVESTORS
             -----------------------------------------------------
                      New York Stock Exchange Symbol: HQH
                    http://www.hamquist.com/hqcm/about.html
                                   ---------
         Out of concern for the environment and in an effort to reduce
            Fund expenses, this report is printed on recycled paper.



                                                                     HQHCM-AR-97